                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

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                       NATIONWIDE VARIABLE INSURANCE TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                       NATIONWIDE VARIABLE INSURANCE TRUST
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

[April __, 2008]

Dear Shareholders:

     The  enclosed  Information  Statement  details a recent  subadviser  change relating  to the NVIT  International  Value  Fund  (the  "Fund"),  a  series  of
Nationwide Variable Insurance Trust (the "Trust").

     Specifically, the Board of Trustees of the Trust (the "Board") has approved
JPMorgan Investment  Management,  Inc. ("JPMorgan") to serve as subadviser for a portion  of the  Fund's  assets.  At the  same  time,  the  Board  approved  the termination of The Boston Company Asset Management  ("TBC") as subadviser to the
Fund. These changes became effective on February 7, 2008. The Trust has received an exemptive order from the U.S.  Securities and Exchange Commission that allows certain subadviser changes to be made without shareholder approval (the "Manager of Managers  Order").  The Manager of Managers Order instead  requires that this
Information Statement be sent to you.

     The  Board  approved  the   replacement  of  TBC  with  JPMorgan  upon  the
recommendation  of Nationwide Fund Advisors ("NFA"),  the investment  adviser to the Fund. This recommendation was based on several factors, including:

o    NFA's dissatisfaction with TBC's performance;

o    JPMorgan's  performance record with respect to its international  large cap value strategy;

o    JPMorgan's  investment  strategy  focus on  international  large  cap value products and its bottom-up, research driven security selection process;

o    JPMorgan's  experience and performance  record as adviser to  international large cap value portfolios; and

o    JPMorgan's  investment  personnel  who would be  managing  a portion of the
     Fund.

     Please read the enclosed Information Statement for additional information.

     We look forward to continuing to serve you and the Fund in the future.

                                       Sincerely,

                                       Eric E. Miller
                                       Secretary, Nationwide Variable
                                       Insurance Trust

                       NATIONWIDE VARIABLE INSURANCE TRUST
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

                              INFORMATION STATEMENT

     The Board of Trustees (the "Board") of Nationwide  Variable Insurance Trust
(the "Trust") is furnishing this Information  Statement with respect to the NVIT
International  Value  Fund (the  "Fund").  All  owners  ("Contract  Owners")  of variable  annuity  contracts  or variable  life  insurance  policies  ("variable contracts")  who, as of February 7, 2008, had selected the Fund as an underlying investment  option within their variable  contract will receive this Information
Statement.  This  Information  Statement  will be sent to Contract  Owners on or about [April __, 2008].  The Trust has received an exemptive order (the "Manager of Managers  Order")  from the U.S.  Securities  and  Exchange  Commission  (the
"SEC"),  which permits  Nationwide Fund Advisors ("NFA"),  the Fund's investment adviser,  to hire new subadvisers  which are unaffiliated with NFA, to terminate subadvisory relationships and to make changes to existing subadvisory agreements with the  approval of the Board,  but without  obtaining  shareholder  approval;
provided,  among other things,  that the Fund send to its  shareholders  (or, in this case,  the  Contract  Owners who have  selected  the Fund as an  investment option) an information statement describing any new subadviser within 90 days of hiring such subadviser.

          WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
         WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

     The Trust,  on behalf of the Fund, has entered into an Investment  Advisory
Agreement  with NFA.  Pursuant to the  Investment  Advisory  Agreement,  NFA may
select one or more  subadvisers  for the Fund and  supervises  the Fund's  daily business  affairs,  subject to the supervision  and direction of the Board.  NFA selects  subadviser(s)  it  believes  will  provide  the Fund with high  quality investment  management services consistent with the Fund's investment objective.
NFA is responsible for the overall monitoring of the Fund's subadviser(s).

     At an in-person  special Board meeting held on January 9, 2008,  the Board, including the Trustees who are not considered "interested persons" ("Independent
Trustees") under the Investment Company Act of 1940, (the "1940 Act"), discussed and unanimously  approved the termination of The Boston Company Asset Management
("TBC")  as  a  subadviser  to  the  Fund  and  hiring  of  JPMorgan  Investment
Management,  Inc.  ("JPMorgan")  as a subadviser to the Fund. This change became effective  on February  7, 2008.  The Manager of  Managers  Order  allows  these subadviser  changes to be made  without  shareholder  approval.  The  Manager of
Managers Order requires that this Information Statement be sent to you.

     As a result of these changes, the assets of the Fund previously  subadvised by TBC have been transferred to JPMorgan.

     In addition to JPMorgan,  AllianceBernstein  L.P. serves as a subadviser to the Fund. Both  AllianceBernstein  L.P. and JPMorgan are independent of NFA, and discharge  their  responsibilities  subject to the oversight and  supervision of
NFA. The  subadvisers  are paid by NFA from the advisory  fees NFA receives from the Fund. In accordance  with procedures  adopted by the Board,  the subadvisers may effect  portfolio  transactions  through an  affiliated  broker-dealer  that
receives  brokerage   commissions  in  connection   therewith  as  permitted  by
applicable law.

     The purpose of this  Information  Statement  is to report the  selection of
JPMorgan, located at 245 Park Avenue, New York, NY 10167, as a subadviser to the
Fund.  JPMorgan began serving as Fund subadviser on February 7, 2008,  following action taken by the Board on January 9, 2008 to approve JPMorgan as a subadviser to the Fund.  The decision by the Board to approve  JPMorgan as  subadviser,  as well as other important information, is described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

     As part of NFA's duties to select and supervise the Fund's subadvisers, NFA is responsible for communicating performance expectations to, and evaluating the
performance  of  a  subadviser  and   recommending  to  the  Board  whether  new
subadvisers  should be hired or whether a  subadviser's  contract with the Trust should be renewed,  modified or terminated.  NFA  periodically  provides written reports to the Board  describing  the results of its  evaluation  and monitoring functions.

     As  part  of  its  ongoing  monitoring  duties,  NFA  reviewed  the  recent performance  of the Fund and the  allocation  of the  Fund's  assets  among  its subadvisers.  NFA  determined  that the portion of the assets managed by TBC had failed to achieve the goal of  outperformance  of its  benchmark,  the MSCI EAFE
Index, and its peer group of international large cap value funds. NFA determined that TBC's overall  performance  over time was  unsatisfactory.  Therefore,  NFA recommended that the Board replace TBC as a subadviser to the Fund.

     NFA  conducted a qualitative  and  quantitative  due  diligence  process of potential  subadvisers.  NFA  extensively  researched  and analyzed many factors before recommending JPMorgan as a subadviser,  including the performance record, investment  strategies  and  strength  and  depth  of  management  of  potential subadvisers.  NFA first  identified  all potential  subadvisers  with at least a five-year  track  record in  international  value  portfolios.  NFA narrowed the universe of potential  subadvisers based on their  performance  history and then focused its due diligence  efforts on those potential  subadvisers with existing subadvisory  relationships with NFA. NFA then considered a number of qualitative and quantitative factors, including whether the potential subadviser was able to manage a significant amount of additional assets before reaching its capacity in the applicable international large cap value strategy, and whether the potential subadviser was willing to accept the proposed subadvisory fee level. Discussions and  on-site  due  diligence  visits  were  then  conducted  with the  potential subadvisers that met the above qualitative and quantitative measures.

     JPMorgan

     Of the list of proposed  subadvisers,  NFA believed JPMorgan to be the best overall selection as an additional subadviser to the Fund. JPMorgan was selected for a number of reasons, including their: (1) investment strategy; (2) screening process; (3) portfolio construction  methodology;  (4) buy/sell discipline;  (5)
trading/execution  strategy; and (6) performance and investment management team.
JPMorgan's investment strategy is based on bottom-up stock selection. JPMorgan's transparent and uniform  investment  philosophy  drives their in-house  research efforts and in turn,  all their  investment  decisions  across all  products and processes.  Their  investment  philosophy  is  that:  (i)  fundamental  in-house research can determine every asset's "fair value;" (ii) over time, market prices move toward these fair values;  (iii) their  fundamental  in-house  research can identify  cheap and  expensive  assets by  determining  and then  comparing  the internal rate of return of a company with its sector peers;  and (iv) investment decisions based on these  comparisons can generate superior  long-term  returns.
JPMorgan  seeks  to add  value  to  client  portfolios  by  capitalizing  on the mis-valuations  that  arise  within and across  the  world's  equity  markets by investing in securities  that are  undervalued,  as identified by their in-house analysis.

     The  portion of the Fund  subadvised  by JPMorgan is managed by a portfolio management team. Gerd Woort-Menker,  the lead portfolio  manager,  is ultimately
responsible  for  security  selection  decisions.   Mr.  Woort-Menker  works  in
partnership  with Jeroen Huysinga and Georgina  Perceval Maxwell in the decision making process.

     Mr. Woort-Menker,  Managing Director,  is a portfolio manager on the Global
Equities Team. An employee since 1987,  Mr.  Woort-Menker  started his investing career as a research  analyst  following the European  insurance  industry,  was later  promoted  to head of  European  research,  and then named  global head of research.  Mr.  Woort-Menker  currently manages  international and global equity portfolios;  he has also  managed the  International  Value  strategy  since its inception. Mr. Woort-Menker began his career at VARTA in Hanover, Germany, where he was a financial comptroller.  Mr. Woort-Menker obtained a business accounting degree from Muenster  University  and earned an M.A. in economics  from Freiburg
University. He is a CFA charterholder.

     Mr.  Huysinga,  Managing  Director,  is a  portfolio  manager in the Global
Equities Team in London.  An employee since 1997, Mr. Huysinga  previously spent two years at Lombard Odier (UK) Ltd.,  where he was a Japanese equity  portfolio manager.  Prior to this,  Mr.  Huysinga  held  positions  with the British Steel pension  fund as a UK analyst  and later a Japanese  equity  portfolio  manager, after  beginning  his career at Lloyds  Bank.  Mr.  Huysinga  obtained a B.A. in economics and  international  studies from the  University of Warwick.  He is an
Associate of the Institute of Investment Management and Research.

     Ms.  Maxwell,  Managing  Director,  is a  portfolio  manager  in the Global
Equities Team in London.  An employee  since 1997,  Ms. Maxwell was previously a senior investment  manager with Lombard Odier Ltd. in London,  where she managed
Asia ex-Japan portfolios for North American and European  institutional clients.
She  was  based  in  Hong  Kong   following   the  Asian  markets  with  special
responsibilities for Malaysia, Singapore and Indonesia for three years. Prior to this,  from  1986 to 1993,  Ms.  Maxwell  was a  Director  of  Kleinwort  Benson
International  Investment.  Before working at Kleinwort, she was a Pacific Basin analyst with  Capel-Cure  Myres.  Ms.  Maxwell  obtained an M.A. in history from
Edinburgh University.

     Based on the foregoing considerations, NFA determined that JPMorgan was the best overall choice and  recommended to the Board that JPMorgan be approved as a subadviser to the Fund.

BOARD CONSIDERATIONS

     At an in-person  special Board meeting held on January 9, 2008,  the Board, including the Independent Trustees under the 1940 Act, discussed and unanimously approved the  termination  of TBC as a subadviser  to the Fund and the hiring of
JPMorgan  as a  subadviser  to the  Fund.  Due  to  NFA's  existing  subadvisory relationships with JPMorgan, the Board approved an amended subadvisory agreement among the Trust and NFA, on behalf of the Fund and  JPMorgan.  The Trustees were provided with detailed  materials  relating to JPMorgan in advance of and at the
meeting.   The  Independent   Trustees  met  in  executive  session  with  their
independent legal counsel prior to the meeting to discuss  information  relating to the replacement of TBC with JPMorgan and the possible effect on the Fund. The material  factors and  conclusions  that formed the basis for the  approval  are discussed below.

     The Nature,  Extent,  and Quality of the Services Provided by JPMorgan,  as
Subadviser.

     The Board  reviewed  TBC's  performance  record  for the 1-, 3- and  5-year periods,  noting that returns continued on a downward trend relative to both the
Fund's benchmark and  international  large cap value funds peer group. The Board reviewed  JPMorgan's  investment  strategy  for  international  large  cap value products,  as well as JPMorgan's  process and performance record with respect to international large cap value portfolios. The Board also examined and considered the  experience of the  investment  personnel of JPMorgan that would be managing the portion of the Fund allocated to JPMorgan.

     The Board  stated  their  belief that any change in  subadviser  should not result  in a change in the  overall  advisory  fees paid by the Fund.  The Board noted that NFA proposed to pay JPMorgan's  subadvisory  fees out of the advisory fee that NFA  receives.  As a result,  there would be no change in the  advisory fees paid by the Fund.

     Investment   Performance.   The  Board  evaluated  the  Fund's   investment
performance  and  considered  the  performance  of the portfolio  manager who is expected to manage the Fund on behalf of JPMorgan.  The Board also  reviewed the comparative  performance  of the Fund  based on data  provided  by  Lipper.  The
Trustees  concluded that the  historical  investment  performance  record of the portfolio  manager  who is  expected  to manage the Fund,  in  combination  with
various  other  factors,   supported  a  decision  to  approve  the  subadvisory
agreement.

     Fee Level and Terms of the Subadvisory Agreement.  The Board considered the
Fund's  overall  advisory  fee and noted  that the fees  borne by the Fund would remain the same  because  JPMorgan's  fees would be paid out of the advisory fee that  NFA  receives  from  the  Fund.  The  Board  also  reviewed  the  proposed sub-advisory  fee,  noting that the annual fee payable by NFA to JPMorgan  (as a percentage of the Fund's average daily net assets under  JPMorgan's  management)
would  amount to 0.40% on assets up to $500  million and 0.35% on assets of $500 million and more,  whereas the annual fee payable by NFA to TBC (as a percentage of the Fund's  average  daily net assets under TBC's  management)  was 0.375% on assets up to $500  million  and 0.30% on assets of $500  million  and more.  The
Board  reviewed the terms of the  subadvisory  agreement and concluded  that the terms of the subadvisory agreement were fair and reasonable.

     Economies of Scale.  The Board noted that the Fund's  current  advisory and subadvisory fee schedules include breakpoints that are intended to result in fee reductions over time as assets increase.

     Profitability;  Fall-Out  Benefits.  The Board reviews NFA's  profitability annually  but did not  consider  JPMorgan's  profitability  as a  result  of the subadvisory  relationship with the Fund. The Board considered whether or not any
"fall-out"  or  ancillary  benefits  would accrue to JPMorgan as a result of its relationship with the Fund.

     Conclusion.  Based on this  information,  the Board,  including  all of the
Independent  Trustees,  concluded  that the  nature,  extent and  quality of the subadvisory services to be provided by JPMorgan were appropriate for the Fund in light of its investment  objective.  No single factor was  determinative  in the decision  of the Board,  rather  the  totality  of the  factors  taken  together informed  the  Board's  decisions.  The  Board of  Trustees  concluded  that the approval of the subadvisory  agreement was in the best interests of the Fund and its shareholders and unanimously approved the subadvisory agreement.

THE SUBADVISORY AGREEMENT

     The  subadvisory  agreement  with  JPMorgan,  dated May 1, 2007 and amended
February 7, 2008 to add the Fund (the "Agreement"), was approved by the Board on
January 9, 2008. In accordance with the Manager of Managers Order, the Agreement will not be  submitted  to the  Fund's  shareholders  for  their  approval.  The following is a brief summary of the material terms of the Agreement.

     Term.  The  Agreement  has an initial  term that expires on May 1, 2009 and continues for successive one-year terms thereafter as long as its continuance is approved by the Board.  The Agreement can be terminated on not more than 60 days written  notice by NFA,  the Trust on behalf  of the  Fund,  a  majority  of the outstanding voting securities of the Fund or JPMorgan.  The Agreement terminates automatically if assigned by any party.

     Fees. Under the Agreement,  the annual fee payable by NFA to JPMorgan (as a percentage  of the Fund's  average  daily net  assets) is set forth in the table attached as Exhibit A. The overall  advisory  fees of the Fund would  remain the same under the  subadvisory  agreement,  as JPMorgan's  fees are paid out of the advisory fee that NFA receives from the Fund.

     Duties.  Under the  Agreement,  NFA is  responsible  for assigning all or a portion of the Fund's  assets to JPMorgan and for  overseeing  and reviewing the performance  of JPMorgan.  JPMorgan is required to manage the Fund in accordance with the Fund's investment objective and policies, subject to the supervision of
NFA and the Board.

     Brokerage. Under the Agreement, JPMorgan is authorized to purchase and sell securities on behalf of the Fund through brokers or dealers JPMorgan selects and to negotiate commissions to be paid on such transactions.  In doing so, JPMorgan is required to use  reasonable  efforts to obtain the most  favorable  price and execution  available but is permitted,  subject to certain  limitations,  to pay brokerage  commissions  that are  higher  than what  another  broker  might have charged in return for brokerage and research services.

     Indemnification.  Under the  Agreement,  JPMorgan  and its  affiliates  and controlling  persons  cannot be held liable to NFA,  the Trust,  the Fund or the
Fund's  shareholders  in the absence of willful  misfeasance,  bad faith,  gross negligence, reckless disregard of its duties under the Agreement or violation of applicable law.

     JPMorgan is required, under the Agreement, to indemnify NFA, the Trust, the
Fund and their respective  affiliates and controlling  persons for any liability or expenses sustained by them as a result of JPMorgan's willful misfeasance, bad faith,  gross  negligence,  reckless  disregard  of its duties or  violation  of applicable law, as well as under certain other circumstances. The Agreement also contains  provisions pursuant to which NFA is required to indemnify JPMorgan for any liability and expenses  which may be sustained by JPMorgan  unless they were the result of  JPMorgan's  willful  misfeasance,  bad faith,  gross  negligence, reckless disregard of its duties or violation of applicable law.

     Regulatory  Pronouncements.  The Agreement also includes provisions arising from regulatory  changes.  These provisions  include a requirement that JPMorgan establish  and maintain  written  proxy voting  procedures  in  compliance  with current,  applicable laws and regulations,  including,  but not limited to, Rule
30b1-4 under the 1940 Act.  Also, the provisions  include  language  required by
Rule  17a-10  under the 1940 Act that  permits  JPMorgan  to execute  securities transactions under limited  circumstances  through  broker-dealers  deemed to be affiliated  with the Fund,  subject to  certain  prohibitions  on  consultations between JPMorgan and other subadvisers to funds affiliated with the Fund.

     Further Information.  The foregoing  description of the Agreement is only a summary  and is  qualified  in its  entirety  by  reference  to the  text of the
Agreement.  A copy of the Agreement is on file with the SEC and is available (i)
in person at the SEC's Public Reference Room at 100 F Street, N.E.,  Washington,
D.C.  20549-0102 (upon payment of any applicable fees); (ii) by mail at the SEC,
Public Reference Section, 100 F Street, N.E., Washington,  D.C. 20549-0102 (upon
payment   of  any   applicable   fees);   or  (iii)  at  the  SEC's   website  -
http://www.sec.gov - through the EDGAR system.

OTHER INFORMATION ABOUT JPMORGAN

     JPMorgan is located at 245 Park Avenue,  New York, NY 10167.  The following table sets forth the name and principal  occupation of each principal  executive officer and each  director of JPMorgan.  The address of each person listed below is 245 Park Avenue, New York , NY 10167.

------------------ -------------------------------------------------------------
Name               Title
------------------ -------------------------------------------------------------
Evelyn Guernsey    President/Director/Managing Director
------------------ -------------------------------------------------------------
George Gatch       Director/Managing Director
------------------ -------------------------------------------------------------
Seth Bernstein     Director/Global Head of Fixed Income/Managing Director
------------------ -------------------------------------------------------------
Lawrence Unrein    Director/Managing Director
------------------ -------------------------------------------------------------
Martin Porter      Global Head of Equities/Managing Director
------------------ -------------------------------------------------------------
Clive Brown        Director/Managing Director
------------------ -------------------------------------------------------------
Scott Richter      Secretary
------------------ -------------------------------------------------------------
Joseph Azelby      Director/Managing Director
------------------ -------------------------------------------------------------
Paul Quinsee       Director/Managing Director
------------------ -------------------------------------------------------------
John Hunt          Director/Managing Director
------------------ -------------------------------------------------------------
Richard Madsen     Director/Managing Director
------------------ -------------------------------------------------------------
Joseph Bertini     Chief Compliance Officer
------------------ -------------------------------------------------------------

     JPMorgan is an indirect  wholly-owned  subsidiary  of JPMorgan  Chase & Co.
JPMorgan acts as investment  subadviser  for two other series of the Trust - the
JPMorgan  NVIT  Balanced Fund and the  Nationwide  Multi-Manager  NVIT Small Cap
Value Fund.

MORE ABOUT FEES AND EXPENSES

     The Fund pays NFA an  investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the table attached as Exhibit B.

     During the fiscal year ended  December 31, 2007,  the Fund paid the amounts to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

     NFA serves as the  Fund's  investment  adviser  pursuant  to an  Investment
Advisory  Agreement  that  was  last  approved  by  the  Board,   including  the
Independent  Trustees, on January 9, 2008. The Investment Advisory Agreement was
last approved by Fund  shareholders  on April 23, 2007.  The key features of the
Investment Advisory Agreement are described below.

     Advisory Services. Under the Investment Advisory Agreement, NFA, subject to the supervision and direction of the Board: (i) sets overall investment strategy for the  Fund;  (ii) has  overall  supervisory  responsibility  for the  general management and investment of the Fund's assets;  (iii) determines the allocation of assets among one or more  subadvisers,  if any; and (iv) has full  investment discretion to make all determinations with respect to the investment of a Fund's assets not otherwise assigned to a subadviser. With regard to subadvisers,  NFA, subject to the  supervision  and  direction  of the Board:  (i)  researches  and evaluates  each  subadviser,  if any;  (ii)  performs  initial due  diligence on prospective  subadvisers;  (iii) monitors each subadviser's ongoing performance;
(iv) communicates  performance  expectations and evaluations to each subadviser;
and (v)  recommends  to the Board  whether  a  subadviser's  contract  should be renewed,  modified  or  terminated.  NFA also is  responsible  for  recommending changes or additions to the subadvisers and is responsible for compensating each subadviser.  Finally,  NFA is responsible for providing  periodic reports to the
Board concerning the Fund's business and investments as the Board requests.

     Continuance.  The Investment  Advisory Agreement may be continued from year to  year  by a  majority  vote  of the  Board  or by a  vote  of a  majority  of outstanding shares of the Fund, provided that, in either case, the terms and the renewal  have  been  approved  by the  vote  of a  majority  of the  Independent
Trustees,  cast in person, at a meeting called for the purpose of voting on such approval.

     Termination.  The  Investment  Advisory  Agreement  provides that it may be terminated,  without  the  payment of any  penalty by vote of a majority  of the
Trustees  of the  Trust  or by  vote of a  majority  of the  outstanding  voting securities  of the Fund,  or by NFA,  in each  case,  upon not more than 60 days written  notice to the other  party.  The  Investment  Advisory  Agreement  also provides that it will  automatically  and immediately  terminate in the event of its assignment.

     As of February 7, 2008, the Fund had issued and  outstanding  the shares in the amounts as set forth in the table attached as Exhibit D.

     As of February 7, 2008, to the Trust's knowledge,  no person, except as set forth in the table at Exhibit E, had or shared voting or  investment  power over more than 5% of the outstanding shares of any class of the Fund.

     As of February 7, 2008, the Executive Officers and Trustees of the Trust as
a group owned less than 1% of the outstanding shares of any class of the Fund.

     Although  Contract  Owners are not being  asked to vote on the  approval of
JPMorgan as  subadviser  to the Fund,  the Trust is required by the rules of the
SEC to  summarize  the  voting  rights of  Contract  Owners.  Whenever  a matter
affecting  the  Fund  requires  shareholder   approval,  a  shareholder  meeting
generally will be held and a proxy statement and proxy/voting  instruction forms will be sent to the Fund's shareholders and to Contract Owners who have selected the Fund as an underlying  mutual fund option.  Shares of the Fund are available exclusively as a pooled funding  vehicle for variable  contracts  offered by the separate accounts,  or sub-accounts thereof, of certain life insurance companies
("Participating Insurance Companies"). The Participating Insurance Companies own
shares of the Funds as  depositors  for the Contract  Owners.  Thus,  individual
Contract  Owners  do not  vote on such  matters  directly  because  they are not shareholders of the Fund.  Rather,  the  Participating  Insurance  Companies and
their separate  accounts are  shareholders  and will then vote the shares of the
Fund  attributable to the Contract  Owners in accordance  with Contract  Owners'
voting  instructions.  If voting  instructions  are not  received,  the separate accounts will vote the shares of the Fund for which voting instructions have not been received in proportion (for, against, or abstain) to those for which timely voting instructions have been received.  As a result, those Contract Owners that choose to vote,  as compared  with their actual  percentage  of ownership of the
Fund, may control the outcome of the vote. Each share of the Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote.  Contract  Owners will also be  permitted to revoke  previously  submitted voting  instructions  in  accordance  with  instructions  contained in the proxy statement sent to the Fund's shareholders and to Contract Owners.

     The foregoing  description  of Contract Owner voting rights with respect to the Fund is only a brief summary of these rights.  Whenever shareholder approval of a  matter  affecting  the  Fund is  required,  the  proxy  statement  sent to shareholders  and to Contract  Owners will fully  describe the voting  rights of
Contract  Owners  and  the  voting  procedures  that  will  be  followed  at the shareholder meeting.

     Currently,  Nationwide Fund Distributors LLC ("NFD"),  an affiliate of NFA,
acts  as  the  Trust's  principal  underwriter.   Under  the  terms  of  a  Fund
Administration  and Transfer  Agency  Agreement,  Nationwide Fund Management LLC
("NFM"), an indirect  wholly-owned  subsidiary of Nationwide Financial Services,
Inc. ("Nationwide  Financial"),  provides various  administrative and accounting services,  including  daily  valuation  of the  Fund's  shares,  preparation  of financial  statements,  tax returns, and regulatory reports, and presentation of quarterly  reports to the Board of Trustees.  NFM also serves as transfer  agent and dividend disbursing agent for the Fund. Prior to May 1, 2007,  Nationwide SA
Capital   Trust  (then  known  as  "Gartmore  SA  Capital   Trust")   served  as
administrator  to the Fund,  although  NFM (which  was then  known as  "Gartmore
Investors  Services,  Inc.") served as transfer agent. The address for NFA, NFD, and NFM is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

     NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct majority-owned  subsidiary of Nationwide  Corporation.  All of the  common  stock  of  Nationwide  Corporation  is  held by  Nationwide  Mutual
Insurance  Company (95.2%) and Nationwide  Mutual Fire Insurance Company (4.8%),
each of which is a mutual company owned by its policy  holders.  The address for
each  of  Nationwide  Financial,   Nationwide  Corporation,   Nationwide  Mutual
Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide
Plaza, Columbus, Ohio 43215.

     No Officer or Trustee of the Trust is an officer,  employee, or director of
JPMorgan, nor do any such Officers or Trustees own securities issued by JPMorgan or have any other material direct or indirect interest in JPMorgan.

     The Trust will furnish  without  charge,  a copy of the Trust's most recent
Annual Report to shareholders and Semiannual  Report to shareholders  succeeding the Annual  Report,  if any,  upon  request.  This request may be made either by writing  to the  Trust  at the  address  contained  on the  first  page  of this
Information Statement or by calling toll-free (800) 848-6331.  The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request.

                                       By Order of the Board of Trustees of
                                       Nationwide Variable Insurance Trust,

                                       Eric E. Miller, Secretary

April__, 2008

                                    EXHIBIT A

                                SUBADVISORY FEES

     The annual fee payable by NFA to JPMorgan  (as a  percentage  of the Fund's average  daily  net  assets  under  JPMorgan's  management)  is set forth in the following table.

-------------------------------- -----------------------------------------------
Fund Name                        Subadvisory Fees
-------------------------------- -----------------------------------------------
NVIT International Value Fund    0.40% on Subadviser Assets up to $500 million
                                 0.35% on Subadviser Assets of $500 million
                                 and more
-------------------------------- -----------------------------------------------

                                    EXHIBIT B

                            INVESTMENT ADVISORY FEES

     The Fund pays NFA an  investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the following table.

-------------------------------- -----------------------------------------------
Fund Name                        Advisory Fees
-------------------------------- -----------------------------------------------
NVIT International Value Fund    0.75% on assets up to $500 million;
                                 0.70% on assets of $500 million up to
                                 $2 billion;
                                 0.65% on assets of $2billion and more.
-------------------------------- -----------------------------------------------

                                    EXHIBIT C

                      INVESTMENT ADVISORY FEES PAID TO NFA

     The chart below sets forth the investment advisory fees paid by the Fund to
NFA for the fiscal year ended December 31, 2007. The amount  indicated is net of waivers.

-------------------------------- -----------------------------------------------
Fund                                           Advisory Fees ($)
-------------------------------- -----------------------------------------------
NVIT International Value Fund                       $3,426,479
-------------------------------- -----------------------------------------------

                                    EXHIBIT D

     As of February 7, 2008, the Fund had issued and  outstanding  the shares in the amount set forth in the table attached below.

-------------------------------- ---------------------------------------------
Fund                                   Number of Shares Outstanding
-------------------------------- ---------------------------------------------
NVIT International Value Fund
-------------------------------- ---------------------------------------------
Class I                                          159,275.092
-------------------------------- ---------------------------------------------
Class II                                         140,330.367
-------------------------------- ---------------------------------------------
Class III                                       7,327,486.875
-------------------------------- ---------------------------------------------
Class IV                                        3,247,353.430
-------------------------------- ---------------------------------------------
Class VI                                        11,525,489.783
-------------------------------- ---------------------------------------------

                                    EXHIBIT E

     As of February 7, 2008, to the Trust's knowledge,  no person, except as set forth in the table below,  had or shared  voting or  investment  power over more than 5% of the outstanding shares of any class  (collectively,  the "shares") of the Fund:

----------------------------------------- ------------------------------ -------------------------------
Name and Address of Shareholder           Number of Shares               Percentage of the Class Held
                                          Beneficially Owned             by the Shareholder
----------------------------------------- ------------------------------ -------------------------------
NVIT International Value Fund Class I
----------------------------------------- ------------------------------ -------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      159,275.092                    100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
----------------------------------------- ------------------------------ -------------------------------
NVIT International Value Fund Class II
----------------------------------------- ------------------------------ -------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      140,330.367                    100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
----------------------------------------- ------------------------------ -------------------------------
NVIT International Value Fund Class III
----------------------------------------- ------------------------------ -------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      4,519,919.682                  61.68%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
----------------------------------------- ------------------------------ -------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      1,663,242.874                  22.70%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
----------------------------------------- ------------------------------ -------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      1,066,268.064                  14.55%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
----------------------------------------- ------------------------------ -------------------------------
NVIT International Value Fund Class IV
----------------------------------------- ------------------------------ -------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      2,569,500.758                  79.13%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
----------------------------------------- ------------------------------ -------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      677,852.672                    20.87%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
----------------------------------------- ------------------------------ -------------------------------
NVIT International Value Fund Class VI
----------------------------------------- ------------------------------ -------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      11,525,396.423                 100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
----------------------------------------- ------------------------------ -------------------------------